MASSMUTUAL PREMIER FUNDS

MassMutual Premier Main Street Fund

Supplement dated March 5, 2014 to the

Prospectus dated February 3, 2014 and the

Summary Prospectus dated February 3, 2014

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus, Summary Prospectus and any previous supplements.

Effective immediately, the following information supplements the information found in the section titled Portfolio Managers (page 60 in the Prospectus):

Paul Larson is a portfolio manager with OFI Global. He has managed the Fund since February 2014.

Effective immediately, the following information supplements the information for OFI Global Institutional, Inc. beginning on page 111 in the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Paul Larson

is a co-portfolio manager of the Main Street Fund. Mr. Larson has been a portfolio manager of OFI Global since February 2014. Prior to joining OFI in January 2013, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was also editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. Mr. Larson was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Before joining Morningstar in 2002, he was an analyst with The Motley Fool.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-14-02

MS 14-02

MASSMUTUAL PREMIER FUNDS

Supplement dated March 5, 2014 to the

Statement of Additional Information dated February 3, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective immediately, the following information supplements the information for OFI Global Institutional, Inc. for the Main Street Fund beginning on page B-172 in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of the Main Street Fund are Manind Govil, Benjamin Ram and Paul Larson.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Paul Larson
Registered investment companies**	0	$0	0	$0
Other pooled Investment vehicles	0	$0	0	$0
Other Accounts***	0	$0	0	$0

*	The Information provided is as of December 31, 2013.
**	Does not include the Main Street Fund.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of December 31, 2013, the portfolio managers did not own any shares of the Main Street Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-14-02